UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2021

TWC Tech Holdings II Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39499	85-2061861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2100

San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(415) 780-9975
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	TWCTU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TWCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TWCTW	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is the Cellebrite DI Ltd.’s (“Cellebrite”) Q2 earnings release. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed business combination between Cellebrite and TWC Tech Holdings II Corp. (“TWC”), Cellebrite has filed a registration statement on Form F-4, as amended, that includes a proxy statement of TWC in connection with TWC’s solicitation of proxies for the vote by its stockholders with respect to the proposed business combination and other matters as may be described in the registration statement (the “proposed transaction”). The registration statement on Form F-4, as amended, was declared effective on August 6, 2021. Cellebrite and TWC also plan to file other documents with the SEC regarding the proposed transaction and a proxy statement / prospectus is also being mailed to TWC’s stockholders. The TWC board of directors has set August 5, 2021 as the record date for the special meeting for voting on the proposed transaction. Only holders of record of TWC Class A Common Stock at the close of business on August 5, 2021 are entitled to notice of the special meeting and to have their votes counted at the special meeting and any adjournments or postponements of the special meeting. Before making any investment or voting decision, stockholders and other interested persons are advised to read the registration statement and proxy statement / prospectus regarding the proposed transaction and any other relevant documents, including any amendments or supplements to these documents, carefully and in their entirety because these materials will contain important information about Cellebrite, TWC and the proposed transaction. The proxy statement / prospectus, as well as other filings containing information about Cellebrite and TWC are available, without charge, at the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov, or at Cellebrite’s website at www.cellebrite.com, or by directing a request to: TWC Tech Holdings II Corp., Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

Participants in the Solicitation

Cellebrite and TWC and their respective directors and officers may be deemed participants in the solicitation of proxies of TWC stockholders in connection with the proposed business combination. TWC stockholders, Cellebrite’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Cellebrite and TWC at Cellebrite’s website at www.cellebrite.com, or in the proxy statement/prospectus on Form F-4, as amended, filed by Cellebrite with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TWC’s stockholders in connection with the proposed transaction may be obtained by reading the proxy statement / prospectus for the proposed transaction. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction may be obtained by reading the proxy statement / prospectus for the proposed transaction.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, the securities of Cellebrite, TWC or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “could,” “continue,” “expect,” “estimate,” “may,” “plan,” “outlook,” “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of TWC, Cellebrite or the combined company after completion of the proposed business combination, subject to TWC stockholder approval and customary closing conditions, contemplated by the proposed transaction are based on current expectations that are subject to risks and uncertainties. In addition to the factors previously disclosed in Cellebrite’s reports filed with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results or outcomes to differ materially from those indicated by such forward looking statements in this press release or historical performance to: (1) risks and uncertainties related to the inability of the parties to successfully or timely consummate the business combination, including the risk that any required regulatory approvals or stockholder approvals of TWC are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination is not obtained; (2) the number of redemption requests made by TWC’s public stockholders; (3) the ability to meet Nasdaq’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the consummation of the business combination; the inability to complete the private placement of ordinary shares of Cellebrite to certain institutional accredited investors; (4) the risk that the proposed transaction disrupts current plans and operations of Cellebrite as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; the duration and global impact of COVID-19; (6) costs related to the proposed business combination; the outcome of any legal proceedings that may be instituted against Cellebrite, TWC, or any of their respective directors or officers, regarding the proposed transaction; (7) the ability of Cellebrite or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (8) changes in applicable laws or regulations; (8) changes in applicable laws or regulations; (9) the possibility that Cellebrite may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements indicated from time to time in other documents filed or to be filed with the SEC by TWC or Cellebrite. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. TWC and Cellebrite undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in TWC, Cellebrite or the combined company and is not intended to form the basis of an investment decision in TWC, Cellebrite or the combined company. All subsequent written and oral forward-looking statements concerning TWC and Cellebrite, the proposed transaction or other matters and attributable to TWC and Cellebrite or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Non-GAAP Financial Measure and Related Information

Certain of the exhibits to this Current Report on Form 8-K reference financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), such as Non-GAAP Operating Income (loss), Adjusted EBITDA and Annual Recurring Revenue. These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by Cellebrite may be different from other, similarly named non-GAAP measures used by others. In addition, such financial information is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by Cellebrite with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Cellebrite Q2 Earnings Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 12, 2021

TWC Tech Holdings II Corp.

By:	/s/ Rufina A. Adams
	Name:	Rufina A. Adams
	Title:	Chief Financial Officer

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